UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 19, 2005

FORD MOTOR COMPANY

(Exact Name of Registrant as Specified in Its Charter)

                    Delaware

(State or Other Jurisdiction of Incorporation)

1-3950	38-0549190
(Commission File Number)	(IRS Employer Identification No.)

One American Road, Dearborn, Michigan                                             48126

(Address of Principal Executive Offices)                                             (Zip Code)

          (313) 322-3000

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.
EXHIBIT INDEX
News Release dated July 19, 2005
Investment Community Presentation
Fixed Income Presentation

Item 2.02 Results of Operations and Financial Condition.

     Ford Motor Company (“Ford”) hereby incorporates by reference its news release dated July 19, 2005 and supplemental financial information concerning financial results for the second quarter and first six months of 2005, furnished as Exhibits 99.1, 99.2 and 99.3 hereto.

     Ford will conduct two conference calls on July 19, 2005 to review financial results for the second quarter and first six months of 2005. Don Leclair, Ford’s Executive Vice President and Chief Financial Officer, will host a conference call with the investment community and the news media beginning at 9:00 a.m. to review financial results for the second quarter and first six months of 2005. Investors may access this conference call by dialing 800-706-7741 (or 1-617-614-3471 if dialing from outside the United States). The passcode for either telephone number is a verbal response of “Ford Earnings Call.”

     Ford’s Vice President and Treasurer, Ann Marie Petach, Ford Motor Credit Company’s (“Ford Credit”) Vice Chairman and Chief Financial Officer, David Cosper, and Ford’s Vice President and Controller, Jim Gouin, will host a second conference call with fixed income analysts and investors beginning at 11:00 a.m. Investors may access this conference call by dialing 800-706-7741 (or 1-617-614-3471 if dialing from outside the United States). The passcode for either telephone number is a verbal response of “Ford Fixed Income Call.”

     A listen-only webcast and supporting presentation materials for each call will be available on the Internet at www.shareholder.ford.com. Investors may also access replays of the calls by visiting www.shareholder.ford.com, or by dialing 888-286-8010 (1-617-801-6888 if dialing from outside the United States) through July 26, 2005. The passcode for replays of the 9:00 a.m. call is 29481628; the passcode for replays of the 11:00 a.m. call is 55865600. All times referenced above are listed in Eastern Time.

     Please note that the exhibits to this report contain certain “non-GAAP financial measures” as defined in Item 10 of Regulation S-K of the Securities Exchange Act of 1934, as amended. These non-GAAP financial measures include the following: operating-related cash flow for Ford’s Automotive sector; financial results that exclude special items; and managed leverage ratios for our subsidiary, Ford Credit. Each of these non-GAAP financial measures is discussed below, along with the most directly comparable financial measure calculated and presented in accordance with Generally Accepted Accounting Principles in the United States (“GAAP”) and the reason we believe the presentation of each non-GAAP financial measure provides useful information to investors.

     Operating-Related Cash Flow. The exhibits hereto discuss operating-related cash flow before contributions to trusts (which fund pension and health care obligations) and tax refunds for the second quarter and first six months of 2005. The exhibits also include a milestone for operating-related cash flow for 2005. These exhibits indicate that our Automotive sector had operating-related cash flow before contributions and tax refunds of $(200) million and $600 million for the second quarter and first six months of 2005, respectively. The most directly comparable financial measure calculated and presented in accordance with GAAP is Cash Flow from Operating Activities before Securities Trading for our Automotive sector. Slide 15 and Appendix (pages 13 and 14) of Exhibit 99.2 combine to provide a reconciliation of non-GAAP operating-related cash flow to Cash Flow from Operating Activities before Securities

Trading. Cash Flow from Operating Activities before Securities Trading for our Automotive sector was $1.6 billion and $4.0 billion for the second quarter and first six months of 2005, respectively.

     We believe that the non-GAAP measure of operating-related cash flow before contributions and tax refunds is useful to investors because it includes cash flow elements not included in the GAAP measure of Cash Flow from Operating Activities before Securities Trading for our Automotive sector which we consider to be related to operating activities (for example, capital spending). Consequently, operating-related cash flow provides investors with a more relevant measure of the cash generated by Ford’s Automotive operations than the GAAP measure of Cash Flow from Operating Activities before Securities Trading.

     Financial Results Excluding Special Items. The exhibits hereto also discuss pre-tax profits excluding special items for Ford’s Automotive sector and the primary operating segments and business units within the Automotive sector. The most directly comparable financial measure calculated and presented in accordance with GAAP is pre-tax profits including special items. Ford believes that pre-tax profits excluding special items is a useful measure to provide investors because it excludes those items that Ford does not consider to be indicative of earnings from ongoing operating activities. As a result, pre-tax profits excluding special items provides investors with a more relevant measure of the results generated by our operations. Slide 3 and Appendix (pages 3 and 4) of Exhibit 99.2 list the special items and their impact on financial results for the second quarter and first six months of 2005. Additionally, the tables set forth below show the pre-tax profits (both including and excluding special items) for each of the operating segments and business units within our Automotive sector and for our Financial Services sector for the second quarter and first six months of 2005.

TOTAL COMPANY
2004 — 2005 SECOND QUARTER PRE-TAX RESULTS*

	Pre-Tax Profits						Pre-Tax Profits
	(Incl. Special Items)		Special Items				(Excl. Special Items)
	2004	2005	2004		2005		2004	2005
	(Mils.)	(Mils.)	(Mils.)		(Mils.)		(Mils.)	(Mils.)
North America	$334	$(1,214)	$(120)	**	$(307)		$454	$(907)
South America	22	88	0		0		22	88

Total Americas	$356	$(1,126)	$(120)		$(307)		$476	$(819)

Europe	$191	$66	$(20)	***	$0		$211	$66
P.A.G.	(347)	(16)	0		(33)	***	(347)	17

Total Europe/P.A.G.	$(156)	$50	$(20)		$(33)		$(136)	$83

Asia Pacific and Africa	$(5)	$50	$0		$14		$(5)	$36
Mazda & Assoc. Operations	60	57	0		0		60	57

Total AP and Africa/Mazda	$55	$107	$0		$14		$55	$93

Other Automotive	(298)	398	0		0		(298)	398

Total Automotive	$(43)	$(571)	$(140)		$(326)		$97	$(245)

Financial Services	1,528	1,297	0		0		1,528	1,297

Total Company	$1,485	$726	$(140)		$(326)		$1,625	$1,052

*	From continuing operations
**	Fuel Cell Technology Charge
***	Improvement Plans

TOTAL COMPANY
2004-2005 FIRST SIX MONTHS PRE-TAX RESULTS*

	Pre-Tax Profits						Pre-Tax Profits
	(Incl. Special Items)		Special Items				(Excl. Special Items)
	2004	2005	2004		2005		2004	2005
	(Mils.)	(Mils.)	(Mils.)		(Mils.)		(Mils.)	(Mils.)
North America	$2,297	$(657)	$(120	)**	$(414)		$2,417	$(243)
South America	37	165	0		0		37	165

Total Americas	$2,334	$(492)	$(120)		$(414)		$2,454	$(78)

Europe	$167	$125	$(49	)***	$0		$216	$125
P.A.G.	(314)	(71)	(0)		(33	)***	(314)	(38)

Total Europe/P.A.G.	$(147)	$54	$(49)		$(33)		$(98)	$87

Asia Pacific and Africa	$23	$93	$0		$14		$23	$79
Mazda & Assoc. Operations	114	111	0		0		114	111

Total AP and Africa/Mazda	$137	$204	$0		$14		$137	$190

Other Automotive	(547)	136	17		0		(564)	136

Total Automotive	$1,777	$(98)	$(152)		$(433)		$1,929	$335

Financial Services	2,571	2,373	0		0		2,571	2,373

Total Company	$4,348	$2,275	$(152)		$(433)		$4,500	$2,708

*	From continuing operations
**	Fuel Cell Technology Charge
***	Improvement Plans

     Managed Leverage. The exhibits hereto also discuss Ford Credit’s leverage (i.e., debt-to-equity ratio) on both a financial statement and managed basis. Financial statement leverage is the most directly comparable financial measure calculated and presented in accordance with GAAP to the non-GAAP managed leverage financial measure. The appendices to the exhibits hereto contain a reconciliation of Ford Credit’s non-GAAP managed leverage measure to its financial statement leverage. The appendices indicate that Ford Credit’s financial statement and managed leverage at June 30, 2005 were 11.6 and 12.8 to 1, respectively. We believe that the use of the non-GAAP managed leverage measure, which is the result of several adjustments to Ford Credit’s financial statement leverage, is useful to investors because it reflects the way Ford Credit manages its business. Ford Credit retains interests in receivables sold in off-balance sheet securitization transactions, and, with respect to subordinated retained interests, has credit risk. Accordingly, Ford Credit considers securitization as an alternative source of funding and evaluates credit losses, receivables and leverage on a managed as well as on a financial statement basis. As a result, the managed leverage measure provides investors with meaningful information regarding management’s decision-making processes.

     In calculating its managed leverage ratio, Ford Credit adds the total amount of receivables sold in off-balance sheet securitizations (including securitized funding from discontinued operations), net of retained interests (including retained interest in securitized receivables from discontinued operations), to its debt. It also deducts cash and cash equivalents because these generally correspond to excess debt beyond the amount required to support Ford Credit’s financing operations. It adds minority interests to equity because all of the debt of such consolidated entities is included in total debt. It excludes the impact of Statement of Financial Accounting Standards No. 133 in both the numerator and the denominator in order to exclude the interim effects of changes in market rates, because Ford Credit generally repays its debt funding obligations as they mature.

Item 9.01 Financial Statements and Exhibits.

EXHIBITS

Designation	Description	Method of Furnishing

Exhibit 99.1	News Release dated July 19, 2005	Furnished with this Report

Exhibit 99.2	Investment Community Presentation	Furnished with this Report

Exhibit 99.3	Fixed Income Presentation	Furnished with this Report

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FORD MOTOR COMPANY (Registrant)

Date: July 19, 2005	By:	/s/ Peter J. Sherry, Jr.
Peter J. Sherry, Jr.
Secretary

EXHIBIT INDEX

Designation	Description

Exhibit 99.1	News Release dated July 19, 2005

Exhibit 99.2	Investment Community Presentation

Exhibit 99.3	Fixed Income Presentation